As filed with the Securities and Exchange Commission on December 14, 2000

                                                               File Nos.33-73792
                                                                        811-8270
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.                       [ ]
                         Post-Effective Amendment No. 11                     [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 14                             [X]
                        (Check appropriate box or boxes)

                   RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                          601 Union Street, Suite 2801
                                Seattle, WA 98101
          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 464-0400
              (Registrant's Telephone Number, including Area Code)

                        J. Glenn Haber, Managing Director
                       Rainier Investment Management, Inc.
                            601 Union St., Ste. 2801
                                Seattle, WA 98101
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:


     [ ] Immediately upon filing pursuant to Rule 485 (b)
     [X] On December 15, 2000 pursuant to Rule 485(b)
     [ ] 60 days after filing pursuant to Rule 485(a)(1)
     [ ] On pursuant to Rule 485(a)(1)
     [ ] 75 days after filing pursuant to Rule 485(a)(2)
     [ ] On ____________, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                     Please send copy of Communications to:

David A. Hearth                           Steven J. Paggioli
Paul, Hastings, Janofsky & Walker LLP     Investment Company Administration, LLC
345 California Street, 29th Floor         915 Broadway
San Francisco, CA 94104                   New York, NY 10010
================================================================================

                   RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

                                   Prospectus

                                December 15, 2000


                                  Small/Mid Cap
                                Equity Portfolio

                                   Core Equity
                                    Portfolio


                                  Growth Equity
                                    Portfolio


                                    Balanced
                                    Portfolio

                                  Intermediate
                                  Fixed Income
                                    Portfolio

                                TABLE OF CONTENTS


OVERVIEW OF THE PORTFOLIOS

     This section introduces each Rainier Investment Management Mutual Fund Portfolio, explaining its goals, principal investment strategies and principal risks. Expense and performance information are also displayed.

         Small/Mid Cap Equity Portfolio
         Core Equity Portfolio
         Growth Equity Portfolio
         Balanced Portfolio
         Intermediate Fixed Income Portfolio

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES
         Growth at a Reasonable Price Equity Investment Philosophy Growth Investment Philosophy
         Fixed-Income Security Selection
         Short-Term Investments
         Portfolio Turnover


ADDITIONAL INFORMATION ON PRINCIPAL RISKS

ORGANIZATION AND MANAGEMENT
         Investment Advisor and Advisory Fees
         Portfolio Managers
         Portfolio Expenses

PURCHASING, SELLING AND EXCHANGING SHARES
         Purchasing Shares
         Selling Shares (Redemptions)
         Exchanging Shares

PRICING OF PORTFOLIO SHARES

DIVIDENDS, DISTRIBUTIONS AND TAXES
         Dividends and Distributions
         Tax Consequences
         Rule 12b-1 Fees

FINANCIAL HIGHLIGHTS

APPENDIX
         Index Descriptions

     AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE OR DISAPPROVE OF THESE SHARES OR DETERMINE WHETHER THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IT IS A CRIMINAL OFFENSE FOR ANYONE TO INFORM OTHERWISE.

                           OVERVIEW OF THE PORTFOLIOS


                         SMALL/MID CAP EQUITY PORTFOLIO

                              THE PORTFOLIO'S GOAL

     The Small/Mid Cap Equity Portfolio seeks to MAXIMIZE LONG-TERM CAPITAL APPRECIATION.

                         PRINCIPAL INVESTMENT STRATEGIES


     In pursuing its goal, the Portfolio invests primarily in the common stocks of small and mid-capitalization U.S. companies with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. The Portfolio will invest at least 65% of its total assets in equity securities of companies with small and medium capitalizations, and the Advisor, Rainier Investment Management, Inc.(R), anticipates that the Portfolio will normally invest over 90% of its assets in these types of securities. The Portfolio will purchase companies with market capitalizations between $100 million and $12 billion, and will invest in approximately 75 to 125 companies. Additionally, companies that are members of, or fall within, the capitalization range of readily available small- or mid-cap indices may be candidates for purchase. Investments in companies that grow above these maximum capitalization criteria may continue to be held if the Advisor considers them to be particularly attractive.

     The Advisor refers to its stock selection philosophy as Growth at a Reasonable Price (GARP). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. As a result, the Portfolio will invest in a blend of stocks with both growth and value characteristics. The Portfolio is diversified over a broad cross section of economic sectors and industries. To help control risk, the Advisor compares the Portfolio's economic sector weightings to a broad index of small and medium-size companies, such as the Russell 2500(TM) Index, and normally avoids extreme overweighting or underweighting relative to that index. (See "Additional Information on Principal Investment Strategies" on page 12 for further discussion.)


                                 PRINCIPAL RISKS


     Since the Portfolio is invested in equity securities whose prices change daily, there is the risk that an investor could lose money. The Portfolio's share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market. Like all managed funds, there is a risk that the Advisor's strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. Investments in securities of small and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically. The Portfolio may be appropriate for investors who are comfortable with above-average risk and can make a long-term investment commitment.


                        THE PORTFOLIO'S PAST PERFORMANCE

     The following information shows the Portfolio's performance over time and can illustrate the risks of investing in the Portfolio. The bar chart shows how the Portfolio's total return has varied from year to year. The table compares the Portfolio's average annual return for the periods indicated to three broad-based indices. A description of the indices is contained in the Appendix to this Prospectus. This past performance will not necessarily continue in the future.

[The following is the bar chart]

                           CALENDAR-YEAR TOTAL RETURNS

1995: 47.48%
1996: 22.56%
1997: 32.23%
1998:  2.97%
1999: 17.67%


The year-to-date total return as of September 30, 2000, for the Portfolio was 13.98%


Best Quarter:     +24.04% (fourth quarter, 1999)
Worst Quarter:    -21.08% (third quarter, 1998)

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 1999


                                                                       Since
                                           1 Year        5 Years     Inception
                                           ------        -------     ---------
Small/Mid Cap Equity Portfolio             17.67%        23.70%        21.99%

Russell 2500(TM) Index                     24.14%        19.43%        17.52%

Russell Midcap(TM) Index                   18.23%        21.85%        19.56%

Russell 2000(R) Index                      21.26%        16.69%        15.24%


                                                         Inception date 5/10/94.
See page 22 for index descriptions.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small/Mid Cap Equity Portfolio.


     SHAREHOLDER FEES
     (fees paid directly from your investment)                         None
     ANNUAL FUND OPERATING EXPENSES*
     (expenses that are deducted from portfolio assets)
     Management Fees                                                   0.85%
     Distribution and Service (12b-1) Fees                             0.25%
     Other Expenses                                                    0.15%
                                                                       ----
     Total Annual Fund Operating Expenses                              1.25%
                                                                       ----
     Fee Reduction and/or Expense Reimbursement                          --
                                                                       ----
     Net Expenses                                                      1.25%
                                                                       ====


----------
* THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR ABSORB EXPENSES TO LIMIT THE TOTAL ANNUAL OPERATING EXPENSES OF THE SMALL/MID CAP EQUITY PORTFOLIO TO 1.48% (EXCLUDING INTEREST AND TAXES). THIS CONTRACT HAS A ONE-YEAR TERM, RENEWABLE AT THE END OF EACH FISCAL YEAR.

     EXAMPLE: This example is intended to help you compare the cost of investing in shares of the Small/Mid Cap Equity Portfolio with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, under these assumptions, your cost would be:

       1 Year           3 Years          5 Years           10 Years
       ------           -------          -------           --------
        $127             $397             $686              $1,511

                              CORE EQUITY PORTFOLIO

                              THE PORTFOLIO'S GOAL


     The Core Equity Portfolio seeks to MAXIMIZE LONG-TERM CAPITAL APPRECIATION.

                         PRINCIPAL INVESTMENT STRATEGIES

     In pursuing its goal, the Portfolio invests primarily in the common stocks of large- and medium-capitalization U.S. companies with prospects of strong earnings growth and attractive overall business fundamentals, selling at attractive valuations. The Portfolio will normally invest at least 65% of its assets in a diversified core equity portfolio. To the Advisor, the term "core equity" denotes a portfolio invested primarily in large- and medium-capitalization companies, diversified across the major economic sectors of a broad market measure, such as the Standard & Poor's (S&P) 500 Stock Index. The Portfolio may invest in stocks of companies of all sizes, including small-capitalization companies which may comprise 10% or less of the Portfolio. It will normally be invested in approximately 75 to 125 securities.

     The Advisor refers to its stock selection philosophy as Growth at a Reasonable Price (GARP). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. As a result, the Portfolio will invest in a blend of stocks with both growth and value characteristics. The Portfolio is diversified over a broad cross section of economic sectors and industries. To help control risk, the Advisor compares the Portfolio's economic sector weightings to a broad index, such as the S&P 500 Stock Index, and normally avoids extreme overweighting or underweighting relative to that index. (See "Additional Information on Principal Investment Strategies" on page 12 for further discussion.)

                                 PRINCIPAL RISKS

     Since the Portfolio is invested in equity securities whose prices change daily, there is the risk that an investor could lose money. The Portfolio's share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market. Like all managed funds, there is a risk that the Advisor's strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. Investments in securities of small and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically. The Portfolio may be appropriate for investors who are comfortable with above-average risk and can make a long-term investment commitment.

                        THE PORTFOLIO'S PAST PERFORMANCE

         The following information shows the Portfolio's performance over time and can illustrate the risks of investing in the Portfolio. The bar chart shows how the Portfolio's total return has varied from year to year. The table compares the Portfolio's average annual return for the periods indicated to two broad-based indices. A description of the indices is contained in the Appendix to this Prospectus. This past performance will not necessarily continue in the future.

[The following is the bar chart]

                           CALENDAR-YEAR TOTAL RETURNS

1995: 47.16%
1996: 23.28%
1997: 33.87%
1998: 20.67%
1999: 26.63%


THE YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2000, FOR THE PORTFOLIO WAS 3.50%.


Best Quarter:     +25.09% (FOURTH QUARTER, 1998)
Worst Quarter:    -14.34% (THIRD QUARTER, 1998)

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 1999


                                                                       Since
                                           1 Year        5 Years     Inception
                                           ------        -------     ---------
Core Equity Portfolio                      26.63%         29.99%       27.20%

S&P 500 Stock Index                        21.04%         28.55%       25.97%

Russell 1000(R)Index                       20.91%         28.04%       25.43%

                                                         Inception date 5/10/94.
See page 22 for index descriptions.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Equity Portfolio.


     SHAREHOLDER FEES
     (fees paid directly from your investment)                        None
     ANNUAL FUND OPERATING EXPENSES*
     (expenses that are deducted from portfolio assets)
     Management Fees                                                  0.75%
     Distribution and Service (12b-1) Fees                            0.25%
     Other Expenses                                                   0.11%
                                                                      ----
     Total Annual Fund Operating Expenses                             1.11%
     Fee Reduction and/or Expense Reimbursement                         --
                                                                      ----
     Net Expenses                                                     1.11%
                                                                      ====



----------
* THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR ABSORB EXPENSES TO LIMIT THE TOTAL ANNUAL OPERATING EXPENSES OF THE CORE EQUITY PORTFOLIO TO 1.29% (EXCLUDING INTEREST AND TAXES). THIS CONTRACT HAS A ONE-YEAR TERM, RENEWABLE AT THE END OF EACH FISCAL YEAR.

     EXAMPLE: This example is intended to help you compare the cost of investing in shares of the Core Equity Portfolio with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, under these assumptions, your cost would be:

       1 Year           3 Years          5 Years           10 Years
       ------           -------          -------           --------
        $113              $353             $612             $1,352

                             GROWTH EQUITY PORTFOLIO

                              THE PORTFOLIO'S GOAL

     The  Growth  Equity   Portfolio   seeks  to  MAXIMIZE   LONG-TERM   CAPITAL
APPRECIATION.

                         PRINCIPAL INVESTMENT STRATEGIES

     In pursuing its goal, the Portfolio invests primarily in the common stocks of large- and medium-capitalization U.S. growth companies, and affords shareholders the opportunity to invest in some of the fastest growing companies in America. To the Advisor, the term "growth company" denotes companies with the prospect of strong earnings, revenue or cash flow growth.

     The Advisor describes the investment philosophy of the Portfolio as Large Cap Growth, with the majority of the companies owned having a market capitalization of over $5 billion. Smaller companies may be owned when especially attractive. Stock selection focuses on companies that are likely to demonstrate superior earnings, revenue or cash flow growth relative to their industry peers. The Portfolio will normally invest in approximately 40 to 80 companies in various stages of growth.

     The Advisor compares the Portfolio's economic sector weightings to a growth equity index such as the Russell 1000(R) Growth Index. To help control risk, extreme overweighting and underweighting of the Portfolio as compared to the major sectors of such a benchmark are avoided. (See "Additional Information on Principal Investment Strategies" on page __ for further discussion.)

                                 PRINCIPAL RISKS

     Since the Portfolio is invested in equity securities whose prices change daily, there is the risk that an investor could lose money. The Portfolio's share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market. Like all managed funds, there is a risk that the Advisor's strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. Investments in securities of small and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically. The Portfolio may be appropriate for investors who are comfortable with above-average risk and can make a long-term investment commitment.

                        THE PORTFOLIO'S PAST PERFORMANCE

     A bar chart of performance will not be available until the Portfolio has been in operation for a full calendar year. The Portfolio's inception date was June 15, 2000.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Portfolio.

     SHAREHOLDER FEES
     (fees paid directly from your investment)                        None
     ANNUAL FUND OPERATING EXPENSES*
     (expenses that are deducted from portfolio assets)
     Management Fees                                                  0.75%
     Distribution and Service (12b-1) Fees                            0.25%
     Other Expenses**                                                 2.95%
                                                                     -----
     Total Annual Fund Operating Expenses                             3.95%
                                                                     -----
     Fee Reduction and/or Expense Reimbursement                      -2.76%
                                                                     -----
     Net Expenses                                                     1.19%
                                                                     =====

----------
* THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR ABSORB EXPENSES TO LIMIT THE TOTAL ANNUAL OPERATING EXPENSES OF THE GROWTH EQUITY PORTFOLIO TO 1.19% (EXCLUDING INTEREST AND TAXES). THIS CONTRACT HAS A ONE-YEAR TERM, RENEWABLE AT THE END OF EACH FISCAL YEAR.

** OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

EXAMPLE: This example is intended to help you compare the cost of investing in shares of the Growth Equity Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, under these assumptions, your cost would be:

                   1 Year               3 Years
                   ------               -------
                   $121                   $950

                               BALANCED PORTFOLIO

                              THE PORTFOLIO'S GOAL

     The Balanced Portfolio seeks to PROVIDE INVESTORS WITH A BALANCE OF LONG-TERM CAPITAL APPRECIATION AND CURRENT INCOME.

                         PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio invests primarily in a diversified portfolio of common stocks of U.S. companies and investment grade, intermediate-term debt securities and cash equivalent securities. The Advisor seeks to provide long-term capital appreciation and income with less return variability and risk than that of the stock market. The Portfolio's assets will be allocated among equity, fixed-income, and short-term cash equivalent securities. Equity securities will normally constitute from 40% to 70% of the Portfolio's net assets. Fixed-income securities will normally represent from 30% to 55% of the Portfolio's net assets. Cash equivalent securities will normally constitute from 0% to 35% of the Portfolio's net assets. The Advisor utilizes an approach of "strategic" long-term asset allocation, where the equity allocation remains between 45% and 65% unless extreme short-term market conditions indicate a more cautious or aggressive allocation. Aggressive market timing is avoided. Shifts from one asset class to another are normally made in 5% to 10% increments.

     The equity securities in which the Portfolio invests are the type and have the same Growth at a Reasonable Price (GARP) selection criteria as those described on page 18 for the Core Equity Portfolio. Fixed-income securities held by the Portfolio will be of the type and have the same selection criteria as those described on page 15 for the Intermediate Fixed Income Portfolio.

                                 PRINCIPAL RISKS

     Since the Portfolio is invested in equity and fixed-income securities whose prices change daily, there is the risk that an investor could lose money. The Portfolio's share price will be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market. A rise in interest rates may cause the Portfolio's shares to decline in value. Also, the value of any of the Portfolio's investments may decline in response to events affecting the issuer or its credit rating. Like all managed funds, there is a risk that the Advisor's strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. The Portfolio may be appropriate for investors who are comfortable with the risks of equity and fixed-income investing and can make a long-term investment commitment.

                        THE PORTFOLIO'S PAST PERFORMANCE

     The following information shows the Portfolio's performance over time and can illustrate the risks of investing in the Portfolio. The bar chart shows how the Portfolio's total return has varied from year to year. The table compares the Portfolio's average annual return for the periods indicated to a blended custom index, a broad-based stock index and a fixed-income index. A description of the indices is contained in the Appendix to this Prospectus. This past performance will not necessarily continue in the future.


The following is the bar chart]

                           CALENDAR-YEAR TOTAL RETURNS

1995: 33.16%
1996: 14.04%
1997: 23.94%
1998: 15.46%
1999: 16.94%


THE YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2000, FOR THE PORTFOLIO WAS 3.72%.

Best Quarter:      +15.20% (FOURTH QUARTER, 1998)
Worst Quarter       -8.48% (THIRD QUARTER, 1998)


                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 1999

                                                                         Since
                                           1 Year        5 Years       Inception
                                           ------        -------       ---------
Balanced Portfolio                         16.94%         20.51%         18.61%

Balanced Index+                            10.93%         17.44%         15.99%

S&P 500 Stock Index                        21.04%         28.55%         25.97%

Lehman U.S. Gov't/Credit
  Intermediate Index                        0.39%          7.10%          6.56%

                                                          Inception date 5/10/94

+ THE "BALANCED INDEX" CONSISTS OF 50% STANDARD & POOR'S 500 STOCK INDEX, 40% LEHMAN U.S. GOV'T/CREDIT INTERMEDIATE INDEX, 10% 91-DAY U.S. TREASURY BILL INDEX. SEE PAGE 22 FOR INDEX DESCRIPTIONS.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Portfolio.


     SHAREHOLDER FEES
     (fees paid directly from your investment)                        None
     ANNUAL FUND OPERATING EXPENSES*
     (expenses that are deducted from portfolio assets)
     Management Fees                                                  0.70%
     Distribution and Service (12b-1) Fees                            0.25%
     Other Expenses                                                   0.26%
                                                                     -----
     Total Annual Fund Operating Expenses                             1.21%
                                                                     -----
     Fee Reduction and/or Expense Reimbursement                      (0.02)%
                                                                     -----
     Net Expenses                                                     1.19%
                                                                     =====


----------
* THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR ABSORB EXPENSES TO LIMIT THE TOTAL ANNUAL OPERATING EXPENSES OF THE BALANCED PORTFOLIO TO 1.19% (EXCLUDING INTEREST AND TAXES). THIS CONTRACT HAS A ONE-YEAR TERM, RENEWABLE AT THE END OF EACH FISCAL YEAR.

     EXAMPLE: This example is intended to help you compare the cost of investing in shares of the Balanced Portfolio with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, under these assumptions, your cost would be:

       1 Year           3 Years          5 Years           10 Years
       ------           -------          -------           --------
        $121             $382             $663              $1,464

                       INTERMEDIATE FIXED INCOME PORTFOLIO

                              THE PORTFOLIO'S GOAL

     The Intermediate Fixed Income Portfolio seeks to provide investors with current income.

                         PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests primarily in a diversified portfolio of investment grade, intermediate-term debt securities providing current income. The Portfolio normally invests at least 65% of its total assets in investment grade, intermediate-term debt securities providing current income. Most of its investments are debt securities issued or guaranteed by the U.S. Government or its agencies, and corporate issuers. The Advisor intends, but is not obligated, to construct the Portfolio with a higher proportion of corporate issues than government or government agency securities. Investment grade debt securities are generally considered to be those rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by S&P. Securities that are rated Baa by Moody's or BBB by S&P, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. The Advisor intends to limit investment in securities rated Baa by Moody's or BBB by S&P to no more than 10% of the Portfolio's total assets.


     The Portfolio may purchase bonds of any maturity, but the Portfolio will normally have a dollar-weighted average maturity between three and ten years. The average maturity may be less than three years if the Advisor believes a temporary defensive posture is appropriate. The Advisor plans to manage the Portfolio within a range of +/-25% of the duration of the Lehman U.S.
Government/Credit Intermediate Index. If, for example, the duration of the Lehman Index were 4.0 years, the Portfolio's duration would normally range between 3.0 and 5.0 years. Duration measures the sensitivity of a fixed-income portfolio to interest-rate changes. To illustrate, if a portfolio had an average effective duration of 5.0 years, a 1% decrease in market interest rates would cause the principal value of the portfolio to gain approximately 5%.


                                 PRINCIPAL RISKS

     Since the Portfolio is invested in securities whose prices change daily, there is the risk that an investor could lose money. A rise in interest rates may cause the Portfolio's shares to decline in value. When interest rates are low, the Portfolio's income distributions may be reduced. Also, the value of any of the Portfolio's investments may decline in response to events affecting the issuer or its credit rating. Like all managed funds, there is a risk that the Advisor's strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. The Portfolio may be appropriate for investors who are comfortable with the risks of fixed-income investing and seek high current income with greater stability in the value of shares than a long term fixed-income fund.

                        THE PORTFOLIO'S PAST PERFORMANCE

     The following information shows the Portfolio's performance over time and can illustrate the risks of investing in the Portfolio. The bar chart shows how the Portfolio's total return has varied from year to year. The table compares the Portfolio's average annual return for the periods indicated to two broad-based fixed-income indices. A description of the indices is contained in the Appendix to this Prospectus. This past performance will not necessarily continue in the future.

[The following is the bar chart]

                           CALENDAR-YEAR TOTAL RETURNS

1995:  13.35%
1996:   2.93%
1997:   7.32%
1998:   8.61%
1999:  -0.20%


THE YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2000, FOR THE PORTFOLIO WAS 6.12%.

Best Quarter:     +5.20% (THIRD QUARTER, 1998)
Worst Quarter:    -0.67% (FIRST QUARTER, 1996)

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 1999

                                                                       Since
                                               1 Year     5 Years    Inception
                                               ------     -------    ---------
Intermediate Fixed Income Portfolio            -0.20%      6.30%       5.82%

Lehman U.S. Gov't/Credit
  Intermediate Index                            0.39%      7.10%       6.56%

91-Day U.S. Treasury Bill Index                 4.74%      5.20%       5.16%

                                                         Inception date 5/10/94.

See page 22 for index descriptions.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Fixed Income Portfolio.


     SHAREHOLDER FEES
     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       None
     ANNUAL FUND OPERATING EXPENSES*
     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
     Management Fees                                                 0.50%
     Distribution and Service (12b-1) Fees                           0.10%
     Other Expenses                                                  0.34%
                                                                    -----
     Total Annual Fund Operating Expenses                            0.94%
                                                                    -----
     Fee Reduction and/or Expense Reimbursement                     (0.39)%
                                                                    -----
     Net Expenses                                                    0.55%
                                                                    =====


----------
* THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR ABSORB EXPENSES TO LIMIT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INTERMEDIATE FIXED INCOME PORTFOLIO TO 0.55% (EXCLUDING INTEREST AND TAXES). THIS CONTRACT HAS A ONE-YEAR TERM, RENEWABLE AT THE END OF EACH FISCAL YEAR.

     EXAMPLE: This example is intended to help you compare the cost of investing in shares of the Intermediate Fixed Income Portfolio with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, under these assumptions, your cost would be:

        1 Year           3 Years         5 Years          10 Years
        ------           -------         -------          --------
         $56               $261           $482             $1,119

            ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES


            GROWTH AT A REASONABLE PRICE EQUITY INVESTMENT PHILOSOPHY

     The Advisor refers to its investment philosophy with respect to the Small/Mid Cap Equity Portfolio, Core Equity Portfolio and equity portion of the Balanced Portfolio as Growth at a Reasonable Price (GARP). Since the GARP strategy combines some aspects of both "value" and "growth" investment styles, a primary benefit of the GARP strategy in the view of the Advisor is the ability to generate competitive investment returns in many different market environments. In selecting equity securities for purchase in the Portfolios, the Advisor emphasizes companies that are likely to demonstrate superior business fundamentals, such as revenue and earnings growth; sustainable competitive advantage; potential for positive price or business catalysts, including earnings surprise or market expansion; disciplined management with shareholder focus; and attractive relative valuations.

     The Advisor considers the sale of specific equity securities when fundamentals deteriorate, potentially resulting in a decline in earnings or revenue growth; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

                          GROWTH INVESTMENT PHILOSOPHY

     The Advisor refers to its investment philosophy with respect to the Growth Equity Portfolio as Large Cap Growth. The Advisor may invest in companies categorized by one of three stages of growth development: 1) FINANCIALLY SUCCESSFUL COMPANIES that generate superior financial returns; 2) RAPID REVENUE GROWTH COMPANIES that may have little or no earnings, but are likely to generate superior financial returns in the future; and 3) EMERGING COMPANIES that may demonstrate little in the way of financial results at present, but have promising business prospects. By investing a portion of the Portfolio in rapid revenue growth companies and emerging companies, which could become the "blue-chips of tomorrow," the Advisor hopes to capture the capital appreciation sometimes associated with high-performing companies identified early in their growth cycles. Balancing the investments in these higher-risk "blue-chips of tomorrow" will be significant investments in growth companies that are currently financially successful.

     In addition to favoring companies with attractive fundamentals such as strong revenue, earnings or cash flow growth, the Advisor also prefers companies with sustainable competitive advantages; potential for positive price or business catalysts, including earnings surprise or market expansion; and disciplined management with shareholder focus. For emerging companies lacking demonstrated financial results, the strength of the company's business model, management team and competitive position are given greater analytical emphasis.

     The Advisor considers the sale of specific equity securities primarily when fundamental prospects or competitive position begin to deteriorate.


                         FIXED-INCOME SECURITY SELECTION

     In determining whether or not to invest in a particular debt security, the Advisor considers a number of factors, including:

*   the price of the security
*   the coupon of the security
*   the relationship between long-term and short-term rates
*   the credit quality of the issuer
*   the issuer's cash flow and related coverage ratios
*   the property, if any, securing the obligation
* the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions
*   the ratings assigned to the security by Moody's and S&P


Fixed-income securities may be sold if downgraded, or when swapped for a more attractive security.

                             SHORT-TERM INVESTMENTS

     Cash equivalent securities, which may be held by any of the five Portfolios, are high-quality debt obligations maturing in one year or less from the date of purchase. These include U.S. Government securities, certificates of deposit, bankers' acceptances, repurchase agreements, demand notes, and commercial paper. The Advisor considers obligations that have been rated at least A-1 by S&P or Prime-1 by Moody's, have an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Advisor, to be "high-quality."

     Under normal market conditions, each Portfolio will stay fully invested in stocks and/or bonds. However, a Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objective.

                               PORTFOLIO TURNOVER

     Due to a sell discipline based in part on price targets, all the Portfolios, except the Intermediate Fixed Income Portfolio, may be actively traded. This is particularly true in a market environment where securities prices are rising rapidly. Generally, the rate of portfolio turnover will not be a deciding factor in determining whether to sell or hold securities. The Small/Mid Cap Equity, Core Equity, Growth Equity and Balanced Portfolios may have a portfolio turnover rate in excess of 100%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which would negatively affect a Portfolio's performance. Active trading, however, can also be defensive and actually add to a Portfolio's performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

                    ADDITIONAL INFORMATION ON PRINCIPAL RISKS

THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS THAT MAY ADVERSELY AFFECT THE VALUE OF A PORTFOLIO'S SHARES OR TOTAL RETURN ARE DISCUSSED IN THE "OVERVIEW OF THE PORTFOLIOS" SECTION. FURTHER ELEMENTS OF RISK ARE DISCUSSED BELOW.

                                   MARKET RISK

     An investor in any Portfolio faces the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

                               SMALL COMPANY RISK


     The Small/Mid Cap Equity, Core Equity, Growth Equity and Balanced Portfolios may invest in smaller companies that can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than larger companies. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.


                              DEBT SECURITIES RISK

     The Balanced and Intermediate Fixed Income Portfolios may invest in debt securities. The market value of debt securities is sensitive to prevailing interest rates. Generally, when interest rates rise, the debt security's value declines and when interest rates decline, its market value rises. Generally, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness affect the market value of the debt securities of that issuer.

                           ORGANIZATION AND MANAGEMENT

                      INVESTMENT ADVISOR AND ADVISORY FEES

     Rainier Investment Management, Inc.(R)(RIM), incorporated in 1989, serves as investment advisor to the Portfolios. RIM's address is:

                          601 Union Street, Suite 2801
                                Seattle, WA 98101


RIM currently manages $5.9 billion of discretionary assets for various clients including corporations, public and corporate pension plans, foundations and charitable endowments, high net worth individuals and the Funds. The Advisor is owned and operated by seven principals. Subject to the direction and control of the Trustees, the Advisor formulates and implements an investment program for each Portfolio, which includes determining which securities should be bought and sold. The Advisor also provides certain of the officers of the Trust. For the fiscal year ending March 31, 2000, before fee reductions and/or expense reimbursements, the Advisor received advisory fees computed as a percentage of each Portfolio's average daily net assets as follows: 0.85% for the Small/Mid Cap Equity Portfolio; 0.75% for the Core Equity Portfolio; 0.75% for the Growth Equity Portfolio; 0.70% for the Balanced Portfolio; and 0.50% for the Intermediate Fixed Income Portfolio.

                               PORTFOLIO MANAGERS

     The portfolio managers of the Small/Mid Cap Equity, Core Equity and Growth Equity Portfolios are James R. Margard, CFA; David A. Veterane, CFA; Peter M. Musser, CFA; and Mark H. Dawson, CFA. The portfolio managers of the Intermediate Fixed Income Portfolio are Patricia L. Frost, CEO, and Michael E. Raney, CFA. The Balanced Portfolio is team managed by the Advisor's Investment Committee, whose members are firm principals. Current members are Mark H. Dawson, Patricia
L. Frost, J. Glenn Haber, James R. Margard, Peter M. Musser, Michael E. Raney, David A. Veterane. Each portfolio manager has been associated with the Advisor in the position noted for more than the past five years except for Mr. Dawson, who was employed by Badgley, Phelps & Bell Inc. as an Investment Counselor and Research Analyst until he joined the Advisor in 1996.

                               PORTFOLIO EXPENSES

     The Portfolios are responsible for paying their own operating expenses. The Advisor has agreed in an Operating Expense Agreement to reduce its advisory fee or reimburse the expenses of each Portfolio to the extent necessary so that its ratio of total operating expenses to average net assets will not exceed the following levels: Small/Mid Cap Equity Portfolio -- 1.48%; Core Equity Portfolio -- 1.29%; Growth Equity Portfolio -- 1.19%; Balanced Portfolio -- 1.19%; Intermediate Fixed Income Portfolio -- 0.55%. That agreement has a one-year term, renewable at the end of each fiscal year. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are a Portfolio's obligation are subject to reimbursement by all the Portfolios except the Growth Equity Portfolio, within the following three years, and within the following five years for Growth Equity Portfolio; provided the Portfolio is able to effect such reimbursement and remain in compliance with any applicable expense limitations.

                    PURCHASING, SELLING AND EXCHANGING SHARES


                                PURCHASING SHARES


                            MINIMUM INVESTMENT AMOUNT

     The minimum initial investment in each Portfolio is $25,000. Additional investments may be made at any time with $1,000 or more. The minimum investment requirements may occasionally be waived by the Funds.

                               PURCHASING BY MAIL

     Shares of the Portfolios may be purchased by mail. If you wish to invest by mail, simply complete an Account Application and mail it with a check (made payable to "Rainier Investment Management Mutual Funds") to the Funds' Transfer Agent, Firstar Mutual Fund Services, LLC, at the following address:

         Rainier Investment Management Mutual Funds
         P.O. Box 701
         Milwaukee, WI 53201-0701


     All purchases by check should be in U.S. dollars. Third-party checks and cash will not be accepted. If your purchase check is returned for insufficient funds, the Portfolio may charge you a fee of $25.


                              BY OVERNIGHT DELIVERY

     If you wish to send your Account Application and check via an overnight delivery service, delivery cannot be made to a post office box. In that case, you should use the following address:

     Rainier Investment Management Mutual Funds
     615 E. Michigan Street, 3rd Floor
     Milwaukee, WI 53202

                               PURCHASING BY WIRE

     Shares of the Portfolios may be purchased the same day with a wire transfer of money. Before sending a wire, please call (800) 248-6314 between 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the New York Stock Exchange (NYSE) is open for trading, in order to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Portfolio, your investment may be delayed. Please wire payment to:


     Firstar Bank Milwaukee N.A.
     ABA  No. 042000013

     For credit to Firstar Mutual Fund Services, LLC
     Account No. 112-952-137
     For further credit to Rainier Investment Management [Portfolio name] Account of [your account number and account name]

Your bank may charge you a fee for sending a wire to the Funds.

                           PURCHASING WITH SECURITIES

     In certain situations, Portfolio shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Portfolio shares must be readily marketable, their acquisition consistent with the Portfolio's objective and otherwise acceptable to the Advisor. Prior to making such a purchase, you should call the Advisor to determine if the securities you wish to use to make a purchase are appropriate.

                PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER

     Shares of the Portfolios are available through certain brokers (and their agents) that have made arrangements with the Funds to sell shares. When placing an order with such a broker or its authorized agent, the order is treated as if it had been placed directly with the Funds' Transfer Agent, and you will pay or receive the next price calculated by the Portfolio. The broker (or agent) may hold your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Portfolios may pay the broker (or agent) for maintaining these records and providing other shareholder services. The broker (or agent) may charge a fee for handling the order. The broker (or agent) is responsible for processing your order correctly and promptly, advising you of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

                                RETIREMENT PLANS

     Shares of the Portfolios are available for purchase by most retirement plans, including 401(k) plans, profit sharing plans, and IRAs.

                             SUBSEQUENT INVESTMENTS

     Additional shares of a Portfolio are available for purchase, in amounts of $1,000 or more, by sending a check together with the remittance form from a confirmation statement, to the Transfer Agent. Please write your account number on the check. If you do not have a remittance form, please send the Transfer Agent a letter giving the name of the Portfolio, your name and account number. To send additional money for investment by wire, follow the instructions noted above.

                            PURCHASE ORDER PROCESSING

     Any money received for investment in a Portfolio, whether sent by check or wire, is invested at the net asset value of the Portfolio which is next calculated after your order is received in proper form. An order in proper form must include all correct and complete information, documents and signatures required to process the order, as well as a check or bank wire payment properly drawn and collectable. Orders received from dealers are invested at the net asset value next calculated after the order is received. The net asset value is calculated at the close of regular trading of the NYSE, normally 4:00 p.m., Eastern time. A check or wire received after the NYSE closes is invested at the next-calculated net asset value of the Portfolio, normally the following business day.

                                OTHER INFORMATION

     The Funds and its distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that you provide a certified taxpayer identification number and other certifications upon opening an account. This is necessary to avoid backup withholding of taxes. The Funds do not issue share certificates unless you specifically request them by writing to the Transfer Agent. All shares are normally held in a non-certificated form on the books of the Portfolios, for your account. The Advisor may close and reopen a Portfolio to new accounts or investments from time to time.

                          SELLING SHARES (REDEMPTIONS)

     Shareholders may sell (redeem) Portfolio shares on any day the Portfolio is open for business either directly to the Portfolio or through certain brokers (or agents).

                                 SELLING BY MAIL

     You may sell your shares by simply sending a written request to the Transfer Agent. Specify the name of the Portfolio, the number of shares or dollar amount you want redeemed and your name and account number. Also enclose any certificated shares that you wish to redeem. The letter should be signed by all of the shareholders whose names appear on the account registration. In addition, a signature guarantee is required if a redemption is requested by a corporation, partnership, trust or fiduciary. Send your redemption request to:

     Rainier Investment Management Mutual Funds
     P.O. Box 701
     Milwaukee, WI 53201-0701

Overnight courier deliveries should be sent to:

     Rainier Investment Management Mutual Funds
     615 E. Michigan St., 3rd Floor
     Milwaukee, WI 53202

                              SIGNATURE GUARANTEES

     Certain redemption requests require that the signature or signatures on the account be guaranteed. Signature guarantees are required if the proceeds of the redemption: (1) exceed $100,000; (2) are to be paid to a person other than the record owner; (3) are to be sent to an address other than the address on the Transfer Agent's records; or (4) are to be paid to a corporation, partnership, trust or fiduciary. The signature(s) on the redemption request and on the certificates, if any, or stock powers, must be guaranteed by an "eligible guarantor." An eligible guarantor includes certain banks, brokers, dealers, credit unions, securities exchanges, clearing agencies and savings associations. A notary public is not an eligible guarantor.

                              SELLING BY TELEPHONE

     You may establish telephone redemption privileges by checking the appropriate box and supplying the necessary information on the Account Application. You may then redeem shares of a Portfolio by telephoning the Transfer Agent at (800) 248-6314, between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the NYSE is open for normal trading. Redemptions by telephone must be at least $1,000. Proceeds will be mailed to the shareholder the following business day after the sale is executed. Upon request, redemption proceeds will be wired to the bank account designated on your Account Application. Telephone redemptions cannot be made if you notify the Transfer
Agent of an account change within 30 days before the redemption request. Telephone redemption is not available for retirement plan accounts.

     When establishing telephone privileges, you are authorizing a Portfolio and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Such persons may request that the shares in your account be either exchanged or redeemed. Before executing an instruction received by telephone, the Funds and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request.

     You may have difficulty making a telephone redemption during periods of abnormal market activity. If this occurs, please make your redemption request in writing.

                            AUTOMATIC WITHDRAWAL PLAN

     Automatic withdrawals may be made from a Portfolio in an amount of $100 or more, either monthly or quarterly. Your Portfolio account must have a value of at least $10,000 to participate in this plan. This plan may be terminated at any time by the Funds. Please call the Transfer Agent for further information.

                          REDEMPTION OF SMALL ACCOUNTS

     In order to reduce expenses, the Funds may redeem shares in any account if the total value of your account is less than $10,000 as a result of redemptions. This does not apply to retirement plan or Uniform Gift to Minors Act accounts. Shareholders will be notified and given 30 days in which to make an additional investment to bring the value of their account to at least $10,000 before an involuntary redemption occurs.

                             ADDITIONAL INFORMATION


     If shares are purchased by personal check, a Portfolio may delay payment of the redemption proceeds for up to 15 days from purchase or until the check has cleared, whichever occurs first. This payment delay also applies to redemptions by telephone. If shares are sold through the Automated Clearing House (ACH), a Portfolio may delay payment of redemption proceeds for up to 15 days from purchase or until the payment clears, whichever occurs first. If you stop payment on a redemption check, the Portfolios may charge a fee of $25.


     Each Portfolio has the right to pay redemption proceeds in whole or in part with a distribution by the Portfolio of securities in its portfolio equal in value to the sales price. It is not expected that a Portfolio would do so except in unusual circumstances.

                                EXCHANGING SHARES

     Shareholders may exchange shares of any Portfolio for shares of any other Portfolio on any day the Funds are open for business.

     You may also exchange shares of any Portfolio for shares of the Firstar Institutional Money Market Fund, the Firstar Money Market Fund or the Firstar U.S. Government Money Market Fund, if such shares are offered in your state of residence. Prior to making such an exchange, you should obtain and carefully read the prospectus for these Funds. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or Advisor of an investment in the Firstar Funds. The Firstar Funds are not affiliated with the Funds or the Advisor.


     Excessive exchanges can disrupt management of the Portfolios and raise their expenses. The Funds have established a policy which limits exchanges to four during any one 12-month period. The Funds reserve the right to reject any exchange order and may modify the exchange privilege by giving 60 days' written notice to shareholders.


                               EXCHANGING BY MAIL

     Shareholders may exchange shares by sending a written request to the Funds' Transfer Agent. You should specify the names of the Portfolios, the number of shares or dollar amount to be exchanged and your name and account number(s). The letter should be signed by all of the shareholders whose names appear in the account registration. Please send your exchange request to:

     Rainier Investment Management Mutual Funds
     P.O. Box 701
     Milwaukee, WI 53201-0701

                             EXCHANGING BY TELEPHONE


         If your account has telephone privileges, you may also exchange Portfolio shares by calling the Transfer Agent at (800) 248-6314, between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the NYSE is open for normal trading. If you exchange shares by telephone, you will be subject to certain identification procedures which are listed above under "Selling Shares."

                               EXCHANGE PROCESSING

     All exchanges will be made on the basis of the relative net asset values of the Portfolios next determined after a completed request is received. Requests for exchanges received before 4:00 p.m. (Eastern time) on a day the NYSE is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day.

                           PRICING OF PORTFOLIO SHARES

     The price of a Portfolio's shares is based on the Portfolio's net asset value. The net asset value is calculated by dividing the Portfolio's assets, minus its liabilities, by the number of shares outstanding. A Portfolio's assets are the market value of securities held in its portfolio, plus any cash and other assets. A Portfolio's liabilities are fees and expenses owed by the Portfolio. The number of Portfolio shares outstanding is the amount of shares which have been issued to shareholders. The price an investor pays to purchase Portfolio shares or the amount an investor receives when selling Portfolio shares is based on the net asset value next calculated after the order is received in proper form. An order in proper form must include all correct and complete information, documents and signatures required to process the purchase or redemption, as well as a check or bank wire payment properly drawn and collectable. The net asset value of shares of each Portfolio is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). Portfolio shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


                           DIVIDENDS AND DISTRIBUTIONS

     The Small/Mid Cap Equity, Core Equity, and Growth Equity Portfolios intend to pay dividends annually. The Balanced Portfolio intends to pay dividends quarterly. The Intermediate Fixed Income Portfolio intends to pay dividends monthly. Each Portfolio makes distributions of its net capital gains, if any, at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.

     It is expected that distributions from the Small/Mid Cap Equity, Core Equity, and Growth Equity Portfolios will primarily consist of capital gains. It is expected that distributions from the Balanced Portfolio will consist of dividends and capital gains. It is expected that distributions from the Intermediate Fixed Income Portfolio will primarily consist of dividends.


     Dividends and capital gain distributions are automatically reinvested in additional shares of the Portfolio at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Transfer Agent or on the new Account Application that payment be made in cash.

                                TAX CONSEQUENCES

     Each Portfolio intends to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income. The rates a shareholder pays on capital gain distributions will depend on how long the Portfolio held the securities that generated the gains, not on how long the shareholder owned the Portfolio shares. Shareholders will be taxed in the same manner whether they receive dividends and capital gain distributions in cash or reinvest them in additional Portfolio shares.

     Selling or exchanging Portfolio shares is considered a taxable event for shareholders. Depending on the purchase price and the sale price of the shares exchanged or sold, a gain or a loss may result on the transaction. Shareholders are responsible for any tax liabilities generated by their transactions.

                                 RULE 12b-1 FEES

     The Funds have a distribution plan under Rule 12b-1 that allows each Portfolio to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. The plan provides for the payment of a distribution and service fee of up to 0.25% of the Portfolio's average daily net assets. This fee is payable to the Advisor, as Distribution Coordinator. These fees may be used to pay certain brokers, transfer agents and financial intermediaries for providing shareholder services. The Advisor may also retain a portion of these fees to reimburse itself for marketing and servicing expenses, including a portion of its overhead and staff devoted to marketing the shares of the Portfolios. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in shares of the Portfolio and may cost you more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS


     The Financial Highlights tables are intended to help you understand the financial performance of each Portfolio for up to the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the Portfolios' financial statements, are included in the Annual Report, which is available upon request.


RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
For a share outstanding throughout the period.

                                                                  SMALL/MID CAP EQUITY PORTFOLIO
                                             ------------------------------------------------------------------------
                                              FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                               FISCAL         FISCAL          FISCAL          FISCAL          FISCAL
                                                YEAR           YEAR            YEAR            YEAR            YEAR
                                               ENDING         ENDING          ENDING          ENDING          ENDING
                                              03/31/00        03/31/99       03/31/98        03/31/97        03/31/96
                                             ---------       ---------       ---------       ---------       --------
Net asset value, beginning of period         $   19.81       $   24.92       $   18.54       $   17.89       $  13.89

Income from investment operations
   Net investment income (loss)                  (0.06)          (0.01)          (0.01)           0.05           0.05
   Net realized and unrealized gain
     (loss) on investments                        9.05           (4.24)           8.71            2.43           5.17
                                             ---------       ---------       ---------       ---------       --------
      Total from investment operations            8.99           (4.25)           8.70            2.48           5.22
                                             ---------       ---------       ---------       ---------       --------
Distributions
   From net investment income                       --           (0.01)          (0.01)          (0.06)         (0.06)
   From net realized gain                           --         (0.85)1           (2.31)          (1.77)         (1.16)
                                             ---------       ---------       ---------       ---------       --------
   Total distributions                              --           (0.86)          (2.32)          (1.83)         (1.22)
                                             ---------       ---------       ---------       ---------       --------
Net asset value, end of period               $   28.80       $   19.81       $   24.92       $   18.54       $  17.89
                                             =========       =========       =========       =========       ========

Total return                                     45.38%         (17.18%)         48.68%          14.57%         38.38%
                                             =========       =========       =========       =========       ========

Net assets, at end of period (in 000's)      $ 468,238       $ 430,028       $ 515,682       $ 136,341       $ 79,495
                                             =========       =========       =========       =========       ========
Ratio of expenses to average net assets
  Before fees waived and expenses absorbed        1.25%           1.25%           1.26%           1.33%          1.46%
  After fees waived and expenses absorbed          n/a             n/a             n/a            1.40%          1.48%
                                             =========       =========       =========       =========       ========
Ratio of net investment income (loss) to
  average net assets, after fees waived
  and expenses absorbed                          (0.24%)         (0.04%)         (0.06%)          0.27%          0.66%
                                             =========       =========       =========       =========       ========

Portfolio turnover rate                         199.04%         143.70%         107.17%         130.54%        151.37%
                                             =========       =========       =========       =========       ========

                                                                      CORE EQUITY PORTFOLIO
                                             ------------------------------------------------------------------------
                                               FOR THE         FOR THE        FOR THE        FOR THE      FOR THE
                                                FISCAL          FISCAL         FISCAL        FISCAL        FISCAL
                                                 YEAR            YEAR           YEAR          YEAR          YEAR
                                                ENDING          ENDING         ENDING        ENDING        ENDING
                                               03/31/00        03/31/99       03/31/98       03/31/97     03/31/96
                                             -----------      ---------       ---------     ---------     ---------
Net asset value, beginning of period         $     25.34      $   24.67       $   18.97     $   17.53     $   13.84

Income from investment operations
   Net investment income (loss)                    (0.03)          0.05            0.07          0.13          0.11
   Net realized and unrealized gain
     on investments                                 7.93           1.95            8.86          2.86          5.13
                                             -----------      ---------       ---------     ---------     ---------
      Total from investment operations              7.90           2.00            8.93          2.99          5.24
                                             -----------      ---------       ---------     ---------     ---------
Distributions
   From net investment income                         --          (0.07)          (0.07)        (0.13)        (0.11)
   From net realized gain                          (1.68)         (1.26)(2)       (3.16)        (1.42)        (1.44)
                                             -----------      ---------       ---------     ---------     ---------
   Total distributions                             (1.68)         (1.33)          (3.23)        (1.55)        (1.55)
                                             -----------      ---------       ---------     ---------     ---------
Net asset value, end of period               $     31.56      $   25.34       $   24.67     $   18.97     $   17.53
                                             ===========      =========       =========     =========     =========

Total return                                       32.06%          8.64%          49.64%        17.88%        38.64%
                                             ===========      =========       =========     =========     =========

Net assets at end of period (in 000's)       $ 1,006,048      $ 910,587       $ 698,665     $ 260,629     $ 107,665
                                             ===========      =========       =========     =========     =========
Ratio of expenses to average net assets
  Before fees waived and expenses absorbed          1.11%          1.13%           1.14%         1.18%         1.30%
  After fees waived and expenses absorbed            n/a            n/a             n/a          1.22%         1.29%
                                             ===========      =========       =========     =========     =========
Ratio of net investment income (loss) to
  average net assets, after fees waived
  and expenses absorbed                            (0.12%)         0.23%           0.37%         0.74%         1.07%
                                             ===========      =========       =========     =========     =========

Portfolio turnover rate                            82.98%        132.91%         119.88%       146.12%       138.02%
                                             ===========      =========       =========     =========     =========

----------
(1) OF THIS AMOUNT, THE FUND DESIGNATED $0.17 AS A CAPITAL GAIN DIVIDEND PER IRC SECTION 852(B) (3).
(2) OF THIS AMOUNT, THE FUND DESIGNATED $0.68 AS A CAPITAL GAIN DIVIDEND PER IRC SECTION 852(B) (3).

                                                                        BALANCED PORTFOLIO
                                             ----------------------------------------------------------------------
                                               FOR THE         FOR THE        FOR THE        FOR THE      FOR THE
                                                FISCAL          FISCAL         FISCAL        FISCAL        FISCAL
                                                 YEAR            YEAR           YEAR          YEAR          YEAR
                                                ENDING          ENDING         ENDING        ENDING        ENDING
                                               03/31/00        03/31/99       03/31/98       03/31/97     03/31/96
                                             -----------      ---------       ---------     ---------     ---------
Net asset value, beginning of period           $   16.70       $   16.78      $  14.76      $  14.53      $  12.96

Income from investment operations
   Net investment income                            0.28            0.28          0.35          0.37          0.38
   Net realized and unrealized gain
     on investments                                 2.90            0.85          4.46          1.28          2.82
                                               ---------       ---------      --------      --------      --------
      Total from investment operations              3.18            1.13          4.81          1.65          3.20
                                               ---------       ---------      --------      --------      --------
Distributions
   From net investment income                      (0.28)          (0.28)        (0.35)        (0.37)        (0.37)
   From net realized gain                          (0.80)        (0.93)1         (2.44)        (1.05)        (1.26)
                                               ---------       ---------      --------      --------      --------
   Total distributions                             (1.08)          (1.21)        (2.79)        (1.42)        (1.63)
                                               ---------       ---------      --------      --------      --------
Net asset value, end of period                 $   18.80       $   16.70      $  16.78      $  14.76      $  14.53
                                               =========       =========      ========      ========      ========

Total return                                       19.59%           7.22%        34.57%        11.83%        25.58%
                                               =========       =========      ========      ========      ========

Net assets at end of period (in 000's)         $ 128,612       $  96,844      $ 72,724      $ 40,630      $ 32,080
                                               =========       =========      ========      ========      ========
Ratio of expenses to average net assets
  Before fees waived and expenses absorbed          1.21%           1.22%         1.28%         1.31%         1.50%
  After fees waived and expenses absorbed           1.19%           1.19%         1.19%         1.19%         1.19%
                                               =========       =========      ========      ========      ========
Ratio of net investment income to average
  net assets, after fees waived and
  expenses absorbed                                 1.63%           1.78%         2.09%         2.50%         2.76%
                                               =========       =========      ========      ========      ========

Portfolio turnover rate                            67.55%         108.28%       102.98%       133.68%       114.85%
                                               =========       =========      ========      ========      ========

                                                               INTERMEDIATE FIXED INCOME PORTFOLIO
                                             ----------------------------------------------------------------------
                                               FOR THE        FOR THE         FOR THE        FOR THE      FOR THE
                                                FISCAL         FISCAL          FISCAL        FISCAL        FISCAL
                                                 YEAR           YEAR            YEAR          YEAR          YEAR
                                                ENDING         ENDING          ENDING        ENDING        ENDING
                                               03/31/00       03/31/99        03/31/98       03/31/97     03/31/96
                                             -----------     ---------        ---------     ---------     ---------
Net asset value, beginning of period          $  12.24       $  12.45         $  12.08       $  12.33       $ 12.00
                                              --------       --------         --------       --------       -------
Income from investment operations
   Net investment income                          0.63           0.68             0.71           0.65          0.70
   Net realized and unrealized gain
     (loss) on investments                       (0.41)          0.11             0.37          (0.25)         0.34
                                              --------       --------         --------       --------       -------

      Total from investment operations            0.22           0.79             1.08           0.40          1.04
                                              --------       --------         --------       --------       -------
Distributions
   From net investment income                    (0.63)         (0.68)           (0.71)         (0.64)        (0.70)
   From net realized gain                           --          (0.32)(2)           --          (0.01)        (0.01)
                                              --------       --------         --------       --------       -------
   Total distributions                           (0.63)         (1.00)           (0.71)         (0.65)        (0.71)
                                              --------       --------         --------       --------       -------
Net asset value, end of period                $  11.83       $  12.24         $  12.45       $  12.08       $ 12.33
                                              ========       ========         ========       ========       =======

Total return                                      1.90%          6.49%            9.11%          3.35%         8.85%
                                              ========       ========         ========       ========       =======

Net assets at end of period (in 000's)        $ 23,836       $ 20,405         $ 19,961       $ 19,303       $ 9,740
                                              ========       ========         ========       ========       =======
Ratio of expenses to average net assets
  Before fees waived and expenses absorbed        0.94%          1.04%            1.19%          1.53%         2.17%
  After fees waived and expenses absorbed         0.55%          0.55%            0.55%          0.95%         0.95%
                                              ========       ========         ========       ========       =======

Ratio of net investment income to average
  net assets, after fees waived and
  expenses absorbed                               5.31%          5.39%            5.73%          5.42%         5.69%
                                              ========       ========         ========       ========       =======

Portfolio turnover rate                           8.18%         54.59%           15.99%          8.37%        15.49%
                                              ========       ========         ========       ========       =======

----------
(1) OF THIS AMOUNT, THE FUND DESIGNATED $0.45 AS A CAPITAL GAIN DIVIDEND PER IRC SECTION 852(B) (3).
(2) OF THIS AMOUNT, THE FUND DESIGNATED $0.24 AS A CAPITAL GAIN DIVIDEND PER IRC SECTION 852(B) (3).

                                    APPENDIX

                               INDEX DESCRIPTIONS

THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 INDUSTRIAL, UTILITY, TRANSPORTATION AND FINANCIAL COMPANIES OF THE U.S. MARKETS. THE INDEX REPRESENTS ABOUT 75% OF NEW YORK STOCK EXCHANGE (NYSE) MARKET CAPITALIZATION AND 30% OF NYSE ISSUES. IT IS A CAPITALIZATION-WEIGHTED INDEX CALCULATED ON A TOTAL RETURN BASIS WITH DIVIDENDS REINVESTED.


THE RUSSELL 1000(R) INDEX, THE RUSSELL MIDCAP(TM) INDEX, THE RUSSELL 2500(TM) INDEX AND THE RUSSELL 2000(R) INDEX ARE UNMANAGED INDICES COMPOSED OF THE
EQUITIES OF COMPANIES RANGING IN VALUE FROM APPROXIMATELY $1.1 TO $517.8 BILLION, $1.1 TO $25.9 BILLION, $80.0 MILLION TO $6.7 BILLION, AND $80.0 MILLION TO $3.9 BILLION, RESPECTIVELY, AS OF JUNE 30, 2000.

THE RUSSELL 1000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

THE LEHMAN U.S. GOVERNMENT/CREDIT INTERMEDIATE INDEX IS AN UNMANAGED INDEX COMPOSED OF ALL BONDS COVERED BY THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX WITH MATURITIES BETWEEN ONE AND 9.99 YEARS.


THE SALOMON BROTHERS 3-MONTH TREASURY BILL INDEX ("91-DAY U.S. TREASURY BILL INDEX") IS AN UNMANAGED INDEX OF EQUAL DOLLAR AMOUNTS OF THREE-MONTH TREASURY BILLS PURCHASED AT THE BEGINNING OF EACH OF THREE CONSECUTIVE MONTHS.

                                    SERIES OF
                          RAINIER INVESTMENT MANAGEMENT
                           MUTUAL FUNDS (THE "FUNDS")

                         SMALL/MID CAP EQUITY PORTFOLIO
                              CORE EQUITY PORTFOLIO

                             GROWTH EQUITY PORTFOLIO

                               BALANCED PORTFOLIO
                       INTERMEDIATE FIXED INCOME PORTFOLIO


FOR MORE INFORMATION ABOUT THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORT: Additional information about the Portfolios' investments is available in the Portfolios' Annual and Semi-Annual Report to Shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated by reference into this Prospectus.

     To receive free copies of the Portfolios' reports and SAI, request other information or discuss your questions concerning the Portfolios, please contact the Funds at the address below.

To review and copy information including the Portfolios' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C., please contact the Public Reference Room by calling 1-202-942-8090. Text-only copies are available:

* For a duplicating fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov;

*    Free   of   charge   from   the    Commission's    Internet    website   at
     http://www.sec.gov.

To reduce the volume of mail you receive, the Funds may mail only one copy of the Annual and Semi-Annual Reports, Prospectus and other regulatory materials to your household. You can contact the Funds at the address below to request (1) additional copies of these reports, or (2) that we discontinue householding of regulatory materials.

                          Rainier Investment Management
                                  Mutual Funds
                          601 Union Street, Suite 2801
                            Seattle, Washington 98101
                                 (800) 248-6314
                              www.rainierfunds.com

                                              (The Funds' SEC Investment Company
                                                   Act file number is 811-8270.)

                   RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED DECEMBER 15, 2000

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated December 15, 2000 of the Small/Mid Cap Equity Portfolio, the Core Equity Portfolio, the Growth Equity Portfolio, the Balanced Portfolio and the Intermediate Fixed Income Portfolio. In this SAI, all five Portfolios may be referred to as the "Portfolios" and the Small/Mid Cap Equity Portfolio, Core Equity Portfolio, Growth Equity and Balanced Portfolios may be referred to as the "Equity Portfolios") series of the Rainier Investment Management Mutual Funds (the "Trust"). Rainier Investment Management, Inc.(R) ("RIM" or the "Advisor") is the Advisor to the Trust and the Portfolios. A copy of the Prospectus may be obtained from the Trust at 601 Union St., Ste. 2801, Seattle, WA 98101 or by calling (800) 248-6314.


                                TABLE OF CONTENTS

THE TRUST.................................................................  B-2
INVESTMENT OBJECTIVES AND POLICIES........................................  B-2
INVESTMENT RESTRICTIONS...................................................  B-7
MANAGEMENT................................................................  B-8
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... B-15
PORTFOLIO TURNOVER ........................................................ B-16
NET ASSET VALUE............................................................ B-17
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................. B-18
TAXATION................................................................... B-20
DIVIDENDS AND DISTRIBUTIONS................................................ B-20
PERFORMANCE INFORMATION.................................................... B-21
GENERAL INFORMATION........................................................ B-23
FINANCIAL STATEMENTS....................................................... B-24
APPENDIX................................................................... B-25

                                    THE TRUST

Rainier Investment Management Mutual Funds (the "Trust") is an open-end investment company organized as a Delaware business trust on December 15, 1993. The Trust consists of five separate, diversified portfolios, each of which has it own objective, assets, liabilities and net assets. This SAI relates only to the Portfolios. Rainier Investment Management, Inc.(R) serves as investment advisor to the Trust and the Portfolios.

                       INVESTMENT OBJECTIVES AND POLICIES

The  following  information   supplements  the  discussion  of  the  Portfolios'
investment objectives and policies as forth in their Prospectus. There can be no guarantee that the objective of any Portfolio will be attained.

The  SMALL/MID  CAP  EQUITY  PORTFOLIO  seeks  to  maximize   long-term  capital
appreciation. The Portfolio invests primarily in a diversified portfolio of common stocks of companies with small and medium-size capitalizations.

The CORE EQUITY PORTFOLIO seeks to maximize long-term capital appreciation. The Portfolio invests primarily in a diversified portfolio of common stocks of U.S. companies.


The GROWTH EQUITY PORTFOLIO seeks to maximize long-term capital appreciation. The Portfolio invests primarily in a diversified portfolio of common stocks of U.S. companies.


The BALANCED PORTFOLIO seeks to provide investors with a balance of long-term capital appreciation and current income. The Portfolio invests primarily in a diversified portfolio of common stocks of U.S. companies and investment grade, intermediate-term debt securities and cash equivalent securities.

The INTERMEDIATE FIXED INCOME PORTFOLIO seeks to provide current income. The Portfolio invests primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations and the U.S. Government.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The majority of these transactions run from day to day and not more than seven days from the original purchase. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Portfolios intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

WHEN-ISSUED SECURITIES

The Portfolios may from time to time purchase securities on a "when-issued" or delayed delivery basis, generally in connection with an underwriting or other offering. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income. While when-issued securities may be sold prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Advisor does not believe that the Portfolios' net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. The Portfolios will segregate liquid assets with the Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

ILLIQUID SECURITIES; RULE 144A SECURITIES

There is no present intention for the Portfolios to hold any illiquid securities. Each Portfolio has the right to invest in such securities but not to the extent of more than 15% of its net assets. Illiquid securities include (a) securities for which there is no available market, (b) securities that at the time of purchase have legal or contractual restrictions on resale, (c) repurchase agreements having more than seven days to maturity and (d) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days).

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. A Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accord with Rule 144A promulgated by the Securities and Exchange Commission, the Trustees may determine that such securities are not illiquid notwithstanding their legal or contractual restrictions on resale.

U.S. GOVERNMENT OBLIGATIONS


U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies' obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to asset a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


MORTGAGE-RELATED SECURITIES

The Intermediate Fixed Income Portfolio and Balanced Portfolio reserve the right to invest in mortgage-related securities. These securities include mortgage pass-through securities, which represent interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U. S. Government (in the case of securities guaranteed by GNMA), or by agencies and instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations ("CMO's") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMO's may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMO's are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Certain of these government interest-only and principal-only fixed mortgage-backed securities may be considered liquid under guidelines to be established by the Board of Trustees, if, under such procedures, they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Any interest-only and principal-only securities not determined to be liquid under these guidelines will be subject to the Portfolios' limitations on illiquid securities as set forth in the prospectus. The Portfolios have no present intention to invest in such interest-only and principal-only securities.

ASSET-BACKED SECURITIES

Each Portfolio may invest in asset-backed receivables, which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed receivables are generally issued by governmental, government-related and private organizations. Payments are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity and, hence, the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require a Portfolio to reinvest the proceeds at a lower interest. Although generally rated investment grade, it is possible that the securities could become illiquid or experience losses of guarantors or insurers defaults.

SECURITIES LENDING

The Portfolios have the ability to lend securities, but have no present intention to do so. The Portfolios may lend their securities in an amount not to exceed 30% of their assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks or securities of the U.S. Government or its agencies.

FOREIGN SECURITIES

Each Portfolio may invest up to 20% of its assets in foreign securities. These include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are listed and traded on a domestic national securities exchange. Currently, the Advisor intends to invest only U.S. dollar denominated securities of foreign issuers or American Depositary Receipts ("ADRs"). ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars and are designed for use in the U.S. securities markets. A depositary may issue sponsored and unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR.

There are risks associated with investing in foreign securities. There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. Interest or dividends on foreign securities may be subject to foreign withholding taxes. Investments in foreign countries may be subject to the possibility of expropriation or confiscatory taxation, exchange controls, political or social instability or diplomatic developments that could aversely affect the value of those investments. The value of foreign securities may be adversely affected by movements in the exchange rates between foreign currencies (including the "euro") and the U.S. dollar, as well as other political and economic developments.

FUTURES

To the extent consistent with their investment objectives and policies, the Portfolios may purchase and sell futures contracts with respect to interest rates and securities indices. The Portfolios may use these techniques to hedge against changes in interest rates or securities prices or as part of their overall investment strategies.

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments, including: the S&P 500; the S&P 100; the S&P Midcap 400; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit.

Each Portfolio will use futures contracts in accordance with the applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolios avoid being deemed a "commodity pool" and the Advisor being deemed a "commodity pool operator." Accordingly, each Portfolio intends generally to limit its use of futures contracts as described below.

A Portfolio might use futures contracts to hedge against anticipated changes in interest rates or securities prices that might adversely affect either the value of the Portfolio's securities or the price of the securities that the Portfolio intends to purchase. A Portfolio might also buy futures contracts on securities indexes with respect to a large cash investment in a Portfolio pending full investment of that cash in stocks.

A Portfolio will enter into only those futures contracts that are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).

The Portfolios will enter into positions in futures contracts for "bona fide hedging" purposes and for other investment purposes. With respect to positions in futures that do not constitute bona fide hedging positions, a Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions (plus premiums paid by it for open futures positions, less the amount by which any such futures are "in-the-money") would exceed 5% of the Portfolio's net assets.

When purchasing a futures contract, a Portfolio will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the contract value of the futures contract.

There are several risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses substantially in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given futures transaction not to achieve its objectives. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived investment may be unsuccessful to some degree because of market behavior or unexpected interest rate or securities price trends.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract, and that Portfolio would remain obligated to meet margin requirements until the position is closed.

SHORT-TERM INVESTMENTS

Each Portfolio may invest in any of the following securities and instruments:

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Each Portfolio may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Portfolio will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers' acceptances, a Portfolio also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

COMMERCIAL PAPER AND SHORT-TERM NOTES. Each Portfolio may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

                             INVESTMENT RESTRICTIONS

The Trust, on behalf of the Portfolios, has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in the prospectus. With respect to each Portfolio, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Portfolio, which is defined in the Investment Company Act of 1940 (the "1940 Act") to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. As a matter of fundamental policy, the Portfolios are diversified; i.e., as to 75% of the value of a Portfolio's total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities).

In addition, no Portfolio may:

1. Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

2. Make short sales of securities or maintain a short position, except for short sales against the box;

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4. Write put or call options, except that the Portfolios reserve the right to write put or call options for hedging or other purposes as may subsequently be described in their Prospectus and permitted under applicable federal and state laws and regulations;

5. Act as underwriter (except to the extent a Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, other than U.S. Government securities (except that the Portfolios reserve the right to invest all of their assets in shares of another investment company);

7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although any Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8. Purchase or sell commodities or commodity futures contracts, except that the Portfolios may purchase and sell stock index futures contracts and interest rate futures contracts to the extent described in their Prospectus or in this Statement of Additional Information and as permitted under applicable federal and state laws and regulations;

9. Make loans (except for purchases of debt securities consistent with the investment policies of the Portfolios and except for repurchase agreements);

10. Make investments for the purpose of exercising control or management; or

11. Invest in oil and gas limited partnerships or oil, gas or mineral leases.

The Portfolios observe the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

No Portfolio may:

1. Purchase any security if as a result the Portfolio would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) except that each Portfolio reserves the right to invest all of its assets in a class of voting securities of an investment company;

2. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

                                   MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust and the Portfolios are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

The following table lists the Trustees and officers of the Trust, their ages, business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.

                                    Position(s) Held           Principal Occupation(s)
Name and Address                       with Trust              During Past Five Years
----------------                       ----------              ----------------------
J. Glenn Haber, 3/15/52 *           Trustee,           Principal of the Advisor.
601 Union St., Ste. 2801            President,
Seattle, WA 98101                   Secretary, and
                                    Treasurer

Patricia L. Frost 11/4/44*          Trustee and        Principal and Chief Executive Officer
601 Union St., Ste. 2801            Vice President     of the Advisor
Seattle, WA 98101

James E. Diamond, Jr., 11/13/46     Trustee            Retired.  President and Chief Financial
3217 NW Yeon Ave.                                      Officer of Paul O. Giesey Adcrafters, Inc.
Portland, OR 97210                                     (printing and typography) from 1991 to 1999

John W. Ferris, 12/12/40            Trustee            Partner of Peterson Sullivan & Co.
Peterson, Sullivan & Co.                               (certified public accountants).
2330 Two Union Square
Seattle, WA 98101

Gary L. Sundem, 11/8/44             Trustee            Associate Dean and Professor of Accounting;
University of Washington                               University of Washington
School of Business Administration

James R. Margard, 9/25/52*          Vice President     Principal of the Advisor
601 Union St., Ste. 2801
Seattle, WA 98101

Michael E. Raney, 9/13/48*          Vice President     Principal of the Advisor
601 Union St. Ste. 2801
Seattle, WA 98101

David A. Veterane, 7/22/41*         Vice President     Principal of the Advisor
601 Union St., Ste. 2801
Seattle, WA 98101

----------
* Denotes "interested person" as defined in the 1940 Act.

The officers of the Trust, and the Trustees who are considered "interested persons" of the Trust receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers or principals of the Advisor may receive remuneration indirectly because the Advisor receives a management fee from the Portfolios. The Trustees who are not affiliated with the Advisor receive an annual retainer of $6,000 plus $1,500 per meeting. These unaffiliated Trustees also receive a fee of $1,500 for any committee meetings held on dates other than a scheduled board meeting date. Such Trustees also are reimbursed for any expenses incurred in attending meetings. The aggregate compensation paid by each Portfolio of the Trust to each of the Trustees during the fiscal year ended March 31, 2000 is set forth below:

                                 Aggregate         Deferred
                               Compensation      Compensation           Total
                                   Paid         Accrued as Part     Compensation
      Name of Trustee           from Trust     of Trust Expenses     from Trust
      ---------------           ----------     -----------------     ----------
      J. Glenn Haber                   $0                $0                 $0

      Patricia L. Frost                $0                $0                 $0

      James E. Diamond, Jr.       $12,000                $0            $12,000

      Gary L. Sundem                   $0           $12,000            $12,000

      John W. Ferris                   $0           $12,000            $12,000

The Portfolios do not maintain pension or retirement plans for Trustees.

PRINCIPAL SHAREHOLDERS


As of November 30, 2000, the current Trustees and officers of the Trust as a group held of record and beneficially 7.11% of the Growth Equity Portfolio's outstanding shares and less than 1% of the outstanding shares of the Small/Mid Cap Equity Portfolio, Core Equity Portfolio, Balanced Portfolio, and Intermediate Fixed Income Portfolio. To the best knowledge of the Portfolios, shareholders owning 5% or more of the outstanding shares of the Portfolio as of record are set forth below:

                                         Shareholder                                       % held as of
Portfolio                                Name & Address                                    November 30, 2000
---------                                --------------                                    -----------------
Small/Mid Cap Equity Portfolio           Charles Schwab & Co. Inc.                        27.78%
                                         Special Custody Account for
                                         Exclusive Benefit of Customers
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104-4122

                                         National Financial Services                      12.54%
                                         For the Exclusive Benefit of
                                           Our Customers
                                         Attn Omnibus Reconciliation
                                         1 World Financial Ctr
                                         New York, NY 10281-1003

                                         State Street Bank & Trust TR                      8.41%
                                         FBO Nissan 401K Savings Plan
                                         P.O. Box 351
                                         Boston, MA  02101-0351

                                         South California UFCW                             8.27%
                                         Unions & Drug Emp Pens Fnd
                                         Los Feliz Station
                                         P.O. Box 27920
                                         Los Angeles, CA 90027-0920


                                         Shareholder                             % held as of
Portfolio                                Name & Address                          November 30, 2000
---------                                --------------                          -----------------
Core Equity Portfolio                    Charles Schwab & Co. Inc.              39.37%
                                         Special Custody Account for
                                         Exclusive Benefit of Customers
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104-4122

                                         National Financial Services            16.17%
                                         For the Exclusive Benefit of
                                           Our Customers
                                         Attn Omnibus Reconciliation
                                         1 World Financial Ctr
                                         New York, NY 10281-1003

Growth Equity Portfolio                  Charles Schwab & Co. Inc.              86.32%
                                         Special Custody Account for
                                         Exclusive Benefit of Customers
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104-4122

Balanced Portfolio                       Charles Schwab & Co. Inc.              21.48%
                                         Special Custody Account for
                                         Exclusive Benefit of Customers
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104-4122

                                         Wendel & Co                            10.90%
                                         A/C #195705
                                         C/O The Bank of New York
                                         Attn Mutual Funds/Reorg Dept
                                         P.O. Box 1066 Wall Street Station
                                         New York, NY 10286


                                         Shareholder                            % held as of
Portfolio                                Name & Address                         November 30, 2000
---------                                --------------                         -----------------
                                         Wells Fargo Bank MN NA                  8.69%
                                         FBO Pacific Medical Center
                                         A/C #18424200
                                         P.O. Box 1533
                                         Minneapolis, MN  55480-1533

                                         National Financial Services             7.84%
                                         For the Exclusive Benefit of
                                           Our Customers
                                         Attn Omnibus Reconciliation
                                         1 World Financial Ctr
                                         New York, NY 10281-1003

                                         City National Bank                      5.38%
                                         FBO DWT Pooled Accounts
                                         A/C# 105001100
                                         P.O. Box 60520
                                         Los Angeles, CA  90060-0520

Int. Fixed Income Portfolio              Key Trust Company of Alaska Cust       15.33%
                                         Under Agreement DTD 10/20/95
                                         With Koniag Inc.
                                         PO Box 94871
                                         Cleveland, OH 44101-4871

                                         Northwest Roofers & Employers
                                         Health & Security Trust Fund
                                         Michael S. Hendrickson TR
                                         PO Box 34203
                                         Seattle, WA 98124-1203                 26.80%

                                         Machinist Health & Welfare Trust
                                         Welfare & Pension Admin
                                         Attn Michael Hendrickson
                                         PO Box 34203
                                         Seattle, WA 98124-1203                 10.45%

                                         Security Trust Company Cust
                                         FBO Foss Maritime Company
                                         Conservative Balanced
                                         Supplemental Retirement Plan
                                         2390 E. Camelback Rd., Ste. 240
                                         Phoenix, AZ  85016-3434                 6.97%

                                         Western Building Materials
                                         Insurance Trust
                                         FBO Casey Voorhees
                                         PO Box 1699
                                         Olympia, WA 98507-1699                  6.01%


THE ADVISOR

Subject to the supervision of the Board of Trustees, investment management and services are provided to the Portfolios by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor provides a continuous investment program for the Portfolios and makes decisions and places orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolios and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses;
(vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports, notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolios and the legal obligations with respect to which the Trust or the Portfolios may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

Under the Advisory Agreement, the Advisor is not liable to the Portfolios for any error of judgment by the Advisor or any loss sustained by the Trust or Portfolios except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Advisory Agreement continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities.

The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolios at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Portfolios. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).


Because the Growth Equity Portfolio is so new, no fees have been paid to the Advisor as of the date of this Statement of Additional Information.

Advisory fees, waiver and expense reimbursements/(recoupment) for the last three fiscal years were as follows:

                                                              Expenses Waived or
                                                 Gross            Reimbursed/
                                              Advisory Fee        (Recouped)
                                              ------------        ----------
FISCAL YEAR ENDING MARCH 31, 2000:
Small/Mid Cap Equity Portfolio                 $3,602,997                $0
Core Equity Portfolio                           6,853,758                 0
Balanced Portfolio                                718,521            19,754
Intermediate Fixed Income Portfolio                96,445            84,019

FISCAL YEAR ENDING MARCH 31, 1999:
Small/Mid Cap Equity Portfolio                 $4,406,813                $0
Core Equity Portfolio                           6,039,183                 0
Balanced Portfolio                                592,133            27,004
Intermediate Fixed Income Portfolio                92,971            90,188

FISCAL YEAR ENDING MARCH 31, 1998:
Small/Mid Cap Equity Portfolio                 $2,479,135                $0
Core Equity Portfolio                           3,230,869                 0
Balanced Portfolio                                370,829            45,162
Intermediate Fixed Income Portfolio               102,469           135,484

THE ADMINISTRATOR


The Trust has an Administration Agreement with Investment Company Administration, LLC (the "Administrator"), a corporation with offices at 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Portfolios; prepare all required filings necessary to maintain the Portfolios' qualification and/or registration to sell shares in all states where the Portfolios currently do, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Portfolio-related expenses; monitor and oversee the activities of the Portfolios' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Portfolios' daily expense accruals; and perform such additional services as may be agreed upon by the Trust and the Administrator. For its services, the Administrator receives a monthly fee from each Portfolio at the annual rate of 0.10% of the first $100 million of average daily net assets, 0.05% of the next $100 million, and 0.03% of assets over $200 million, subject to an annual minimum of $40,000. For the fiscal year beginning April 1, 1998, the Administrator has agreed to waive its annual minimum fee for the Intermediate Fixed Income Portfolio. Because the Growth Equity Portfolio is so new, no fees have been paid to the Administrator as of the date of this Statement of Additional Information. Each Portfolio, except the Growth Equity Portfolio, paid the following administration fees for the fiscal years ended March 31:

                                                2000         1999         1998
                                              --------     --------     --------
Small/Mid Cap Equity Portfolio                $217,411     $245,534     $176,247
Core Equity Portfolio                          363,904      331,567      219,235
Balanced Portfolio                             100,209       84,586       52,913
Intermediate Fixed Income Portfolio             21,432       18,598       40,000

THE DISTRIBUTOR

First Fund Distributors, Inc. (the "Distributor"), an affiliate of the Administrator, acts as the Portfolios' principal underwriter in a continuous public offering of each Portfolio's shares. The Distribution Agreement between the Trust and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Portfolios (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto , upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Each Portfolio has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Each Plan provides that a Portfolio may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of each Portfolio. The fee is paid to the Advisor, as Distribution Coordinator, as reimbursement for or in anticipation of, expenses incurred for distribution related activities. The Advisor has voluntarily limited the distribution fee for the Intermediate Fixed Income Portfolio to 0.10% of the Portfolio's average annual net assets. Expenses permitted to be paid by each Portfolio under its Plan include: preparation, printing and mailing or prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters; sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Portfolio's shares; payments to financial intermediaries, including ERISA third-party retirement plan administrators, for shareholder support; administrative and accounting services with respect to the shareholders of the Portfolio; the Advisor's internal distribution and shareholder servicing expenses; and such other expenses as may be approved from time to time by the Board of Trustees.

The Advisor, out of its own funds, also may pay these expenses and may compensate broker-dealers who have signed dealer agreements for the distribution of a Portfolio's shares as well as other service providers who provide shareholder and administrative services.


Each Portfolio, except the Growth Equity Portfolio, paid the following 12b-1 fees for the fiscal year ended March 31, 2000:


                               Advertising &      Travel &      Wages &                  Total
                                 Marketing     Entertainment    Benefits     Other*    12b-1 fees
                                 ---------     -------------    --------     ------    ----------
Small/Mid Cap Equity
  Portfolio                     $  916,241        $ 7,688       $117,270    $18,506    $1,059,705
Core Equity Portfolio            1,975,703         16,670        252,489     39,724     2,284,586
Balanced Portfolio                 222,239          1,815         28,272      4,289       256,615
Int. Fixed Income Portfolio         18,366            163          2,341        562        21,432

----------
* Other expenses include: dues and subscriptions, license and registration fees, postage, telephone, supplies and equipment.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

In all purchases and sales of securities for the Portfolios, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Portfolios and which broker-dealers are eligible to execute portfolio transactions, subject to the instructions of and review by the Trust's Board of Trustees.

Purchases of portfolio securities may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Portfolios will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a commission paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are substantially the same, the Advisor will also consider whether that Broker/Dealer has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available and the transaction involves a brokerage commission, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacity for the Portfolios and for other accounts, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. The Board of Trustees reviews all brokerage allocations where services other than best price/execution capabilities are a factor to ensure that the other services provided meet the tests outlined above and produce a benefit to the Portfolios.

The placement of portfolio transactions with broker-dealers who sell shares of the Portfolios is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Trust's officers are satisfied that the Portfolio is receiving the most favorable price and execution available, the Advisor may also consider the sale of the Portfolios' shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

Investment decisions for the Portfolios are made independently from those of other client accounts of the Advisor. Nevertheless, it is possible that at times the same securities will be acceptable for the Portfolios and for one or more of such client accounts. To the extent any of these client accounts and a Portfolio seek to acquire the same security at the same time, the Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price to obtain a lower yield for such security. Similarly, a Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Portfolio is purchasing or selling, each day's transactions in such security will be allocated between the Portfolio and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Advisor. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. In other cases, however, it is believed that the ability of the Portfolio to participate in volume transactions may produce better executions for the Portfolio.

Depending on the Advisor's view of market conditions, a Portfolio may or may not purchase debt securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. A Portfolio may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

The Portfolios do not effect securities transactions through broker-dealers in accordance with any formula, nor do they effect securities transactions through such broker-dealers solely for selling shares of the Portfolios. However, as stated above, broker-dealers who execute transactions for the Portfolios may from time to time effect purchase of shares of the Portfolios for their customers.


For the fiscal year ended March 31, 2000, the Small/Mid Cap Equity Portfolio paid $1,503,372 in brokerage commissions, of which $223,511 was paid to brokers who furnished research services. For the fiscal year ended March 31, 1999, the Small/Mid Cap Equity Portfolio paid $1,809,812 in brokerage commissions, of which $1,790,569 was paid to brokers who furnished research services. For the fiscal years ended March 31, 1998 and 1997, the Small/Mid Cap Equity Portfolio paid $897,422 and $357,414, respectively, in brokerage commissions. For the fiscal year ended March 31, 2000, the Core Equity Portfolio paid $1,469,184 in brokerage commissions, of which $197,817 was paid to brokers who furnished research services. For the fiscal year ended March 31, 1999, the Core Equity Portfolio paid $2,315,169 in brokerage commissions, of which $2,303,479 was paid to brokers who furnished research services. For the fiscal years ended March 31, 1998 and 1997, the Core Equity Portfolio paid $1,190,049 and $659,957, respectively, in brokerage commissions. For the fiscal year ended March 31, 2000, the Balanced Portfolio paid $104,664 in brokerage commissions, of which $16,220 was paid to brokers who furnished research services. For the fiscal year ended March 31, 1999, the Balanced Portfolio paid $181,674 in brokerage commissions, of which $180,337 was paid to brokers who furnished research services. For the fiscal years ended March 31, 1998 and 1997, the Balanced Portfolio paid $109,055 and $90,613, respectively, in brokerage commissions. The Intermediate Fixed Income Portfolio paid no brokerage commissions for the periods indicated herein. Because the Growth Equity Portfolio is new, no brokerage commission information is available as of the date of this Statement of Additional Information.

                               PORTFOLIO TURNOVER


Although the Portfolios generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." Each Portfolio's rate of portfolio turnover except for the Growth Equity Portfolio, for the fiscal years ended March 31 is as follows:


                                               2000         1999         1998
                                              -------      -------      -------
Small/Mid Cap Equity Portfolio                 199.04%      143.70%      107.17%
Core Equity Portfolio                           82.98%      132.91%      119.88%
Balanced Portfolio                              67.55%      108.28%      102.98%
Intermediate Fixed Income Portfolio              8.18%       54.59%       15.99%

As a result of volatility in the equity markets during the fiscal year ended March 31, 2000, the Small/Mid Cap Equity Portfolio had a higher rate of portfolio turnover than in the prior fiscal year.

                                 NET ASSET VALUE

As noted in the Prospectus, the net asset value and offering price of shares of the Portfolios will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Portfolios do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of a Portfolio's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

In valuing the Portfolios' assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Trustees determined that amortized cost does not represent fair value. Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The net asset value per share of each Portfolio is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Portfolio outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The net asset value of the Portfolios' shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time, each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. The Portfolios do not expect to determine the net asset value of shares on any day when the NYSE is not open for trading even if there is sufficient trading in their portfolio securities on such dates to materially affect the net asset value per share. However, the net asset value of Portfolio shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Portfolios' Prospectus regarding the purchase and redemption of Portfolio shares.

HOW TO BUY SHARES

You may purchase shares of a Portfolio from the Transfer Agent or from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Portfolio's daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Portfolio's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of a Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain retirement and other employee benefit plans, for the Advisor's employees, clients or their affiliates, for advisors or financial institutions offering investors a program of services or any other person or organization deemed appropriate by the Trust.

The U.S. Postal Service or other independent delivery services are not agents of the Trust. Therefore, a deposit in the mail or with such services, or receipt at Firstar Trust Company's post office box of purchase applications does not constitute receipt by Firstar Trust Company or the Trust. The Trust and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

HOW TO SELL SHARES

Payments to shareholders for Portfolio shares redeemed directly from the Portfolio will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Portfolios' Prospectus, except that a Portfolio may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Portfolios not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Portfolios' shareholders. At various times, a Portfolio may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Portfolio may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Portfolio.

SELLING SHARES DIRECTLY TO THE PORTFOLIO

Send a signed letter of instruction to the Transfer Agent. The price you will receive is the next net asset value calculated after the Transfer Agent receives your request in proper form. In order to receive that day's net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

DELIVERY OF PROCEEDS

Each Portfolio generally sends you payment for your shares the business day after your request is received in proper form, assuming the Portfolio has collected payment of the purchase price of your shares. Under unusual circumstances, a Portfolio may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

TELEPHONE REDEMPTIONS

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, each Portfolio or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing, exchanging or redeeming shares of a Portfolio and depositing and withdrawing monies from the bank account specified in the shareholder's latest Account Application or as otherwise properly specified to the Portfolio in writing. The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that if such procedures are used, neither the Trust nor any Portfolio or its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

REDEMPTIONS-IN-KIND

Subject to compliance with applicable regulations, the Portfolios have reserved the right to pay the redemption price of their shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                                    TAXATION

The Portfolios are each taxed as separate entities under the Internal Revenue Code (the "Code"), and each intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Portfolios qualify, the Portfolios (but not their shareholders) will not be subject to federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, the Portfolios must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of each Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of each Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Under the Code, each Portfolio will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Portfolio shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Portfolio shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Portfolio with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Portfolio with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Trust reserves the right to refuse to open a Portfolio account for any person failing to provide a certified taxpayer identification number.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends from a Portfolio's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Distributions of a Portfolio's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Portfolio shares.

Any dividend or distribution paid by a Portfolio has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed above, even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Portfolio and received by the shareholders on the record date if the dividends are paid by a Portfolio during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

                             PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Portfolios may state their total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Portfolios' average annual compounded rate of return for the most recent one, five and ten year periods, or shorter periods from inception, through the most recent calendar quarter. The Portfolios may also advertise aggregate and average total return information over different periods of time.

Average annual total return quotations used in a Portfolio's advertising and promotional materials are calculated according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


Because the Growth Equity Portfolio is new, no total return data are available as of the date of this Statement of Additional Information. The Funds' average annual compounded rate of total return as of March 31, 2000 are as follows:


                                                                         Since
                                             One Year    Five Years    Inception
                                             --------    ----------    ---------
Small/Mid Cap Equity Portfolio                45.38%       23.20%        22.99%
Core Equity Portfolio                         32.06%       28.54%        27.23%
Balanced Portfolio                            19.59%       19.37%        18.49%
Intermediate Fixed Income Portfolio            1.90%        5.90%         5.84%

YIELD

Annualized yield quotations used in a Portfolio's advertising and promotional materials are calculated by dividing the Portfolio's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                           YIELD = 2 [(a-b + 1)6 - 1]
                                       ---
                                       cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period. Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Portfolio calculates interest earned on the debt obligations held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) and; (3) totaling the interest earned on all debt obligations and all dividends accrued on all equity securities during the period.

Yield for Intermediate Fixed Income Portfolio for the 30-day period ended March 31, 2000 was 5.72%.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER PERFORMANCE INFORMATION

In addition to standardized return, performance advertisements and sales literature may also include other total return performance data ("non-standardized return"). Non standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof.


Performance data of a Portfolio quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Portfolio will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Portfolio may compare its performance with data published by Lipper, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") or CDA Investment Technologies, Inc. ("CDA"). A Portfolio also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA or Morningstar. Advertising and promotional materials also may refer to discussions of a Portfolio and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, THE WALL STREET JOURNAL, MONEY, FORBES, BUSINESS WEEK, FINANCIAL WORLD and BARRON'S.

The Advisor, in advertising and sales material, may also refer to its investment philosophy with respect to the Equity Portfolios or components of the Portfolios as the Core Growth investment philosophy. Such references connote the Advisor's structuring of the Portfolios to provide an opportunity to invest in companies with superior earnings growth, and whose equity securities are selling at attractive valuations. The result is expected to be equity portfolios whose average earnings growth is normally greater than the market averages and whose price-to-earnings ratio is often below the market averages. In this regard, the Advisor believes the appropriate market average reference points are the Russell 2500TM Index, Russell MidcapTM Index and the Russell 2000(R) Index for the Small/Mid Cap Equity Portfolio, the Standard & Poor's 500 Stock Index and the Russell 1000(R) Index for the Core Equity Portfolio and the Standard & Poor's 500 Stock Index for the equity portion of the Balanced Portfolio.


A primary benefit of the Core Growth strategy in the view of the Advisor is the ability to generate competitive investment returns in many different market environments. The Advisor believes that earnings growth is the primary factor influencing capital appreciation of equity investments. At the same time, many companies with good earnings growth prospects can be purchased at attractive valuations. The Advisor believes that this disciplined analysis of both earnings growth and valuations is one of the primary factors influencing the ability to generate competitive investment returns in a variety of market conditions.

                               GENERAL INFORMATION


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Portfolio. Each share represents an interest in a Portfolio proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Portfolio in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created five series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Portfolio are allocated fairly among the Portfolios by the Trustees, generally on the basis of the relative net assets of each Portfolio.


Shareholders are entitled to one vote for each full share (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or 1% of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Investors will be informed of the Portfolios' progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

The Boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

The Trust's custodian, Firstar Trust Company, is responsible for holding the Portfolios' assets, and also acts as the Trust's transfer and accounting services agent. KPMG LLP has been selected as the independent auditor for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings.

                              FINANCIAL STATEMENTS

Incorporated by reference herein are portions of the Trust's Annual Report to shareholders for the fiscal year ending March 31, 2000 under the headings:
"Independent Auditor's Report," "Schedule of Investments." "Statement of Assets and Liabilities," "Statement of Operations," "Statement of Changes in Net Assets," "Financial Highlights," and "Notes to Financial Statements." A copy of the Trust's Annual Report accompanies this SAI and also can be obtained at no charge by calling the toll free number on page 1 or writing the Trust on the front page of this SAI.

                                    APPENDIX
                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S RATINGS GROUP: CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                   RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

                                    FORM N-1A

                                     PART C

ITEM 23. EXHIBITS.

     (1)  Declaration of Trust*
     (2)  By-Laws*
     (3)  Specimen Share Certificate**
     (4)  Management Agreement**
     (5)  Distribution Agreement**
     (6)  Not applicable
     (7)  Form of Custodian Agreement**
     (8a) Fund Accounting Servicing Agreement**
     (8b) Transfer Agent Agreement**
            (i) Transfer Agent Agreement with ICA Fund Services +
     (8c) Administration Agreement**
     (8d) Services  Agreement**
     (9)  Consent and Opinion of Counsel+
     (10) Consent of Auditors - Filed herewith
     (11) Not applicable
     (12) Letter of Understanding relating to initial capital***
     (13) Plan pursuant to Rule 12b-1**
     (14) Not applicable
     (15) Not applicable
     (16) Codes of Ethics
          (a) Rainier Investment Management Mutual Funds +
          (b) Rainier Investment Management +
          (c) First Fund Distributors, Inc. +

----------
* Filed with the Registrant's initial Registration Statement, File No. 33-73792 on January 5, 1994.

** Filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File No. 33- 73792 on February 23, 1994.

*** Filed with Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File No. 33- 73792 on April 6, 1994.

+      Filed  with   Post-Effective   Amendment   No.  9  to  the   Registrant's
       Registration Statement, File No. 33- 73792 on June 5, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     As of the date of this amendment to this Registration Statement, there are no persons controlled or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

     Article VII, Section 2 of the Registrant's Declaration of Trust provides as follows:

     "Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his duties as a Trustee of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon."

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The response to this item is incorporated by reference to its Form ADV as amended (File No. 801-35638).

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) First Fund Distributors, Inc. (the "Distributor") acts as principal underwriter for the following other investment companies:

               Advisors Series Trust
               Brandes Investment Trust
               Builders Fixed Income Fund, Inc.
               The Dessauer Global Equity Fund
               FFTW Funds, Inc.
               Fleming Mutual Fund Group, Inc.
               Fremont Mutual Funds, Inc.
               Investec Funds
               Harding, Loevner Funds, Inc.
               Investors Research Fund, Inc.
               Jurika & Voyles Fund Group
               Kayne Anderson Mutual Funds
               Masters' Select Funds Trust
               Hennessy Funds
               PIC Investment Trust
               Professionally Managed Portfolios
               The Purisima Funds
               RNC Mutual Fund Group, Inc.
               SAMCO Funds, Inc.
               TIFF Investment Program, Inc.
               Trust for Investment Managers
               TT International U.S.A. Master Trust

     b. The officers of the Distributor are:

               Robert H. Wadsworth          President and Treasurer
               Eric Banhazl                 Vice President
               Steven J. Paggioli           Vice President and Secretary

     Each officer's business address with the Distributor is 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018.

     c. Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession the Registrant's custodian and transfer agent, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2) (iii). (4), (5), (6), (7), (9), (10) and (11) of Rule
31a-1(b)), which are kept by the Trust at 601 Union St., Ste. 2810, Seattle WA 98101.

ITEM 29. MANAGEMENT SERVICES.

     There are no management-related service contracts not discussed in Parts A and B.

ITEM 30. UNDERTAKINGS

     Registrant undertakes that if requested to do so by the holders of at least 10% of the registrant's outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of the Amendment under Rule 485(b) of the Securities Act of 1933 and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle in the State of Washington on the 14th day of December, 2000.

                                      RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

                                      By: /s/ J. Glenn Haber
                                          --------------------------------------
                                          J. Glenn Haber, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ J. Glenn Haber                 President, Treasurer        December 14, 2000
------------------------------     Chief Financial Officer
J. Glenn Haber                     and Trustee


/s/ Patricia Louise Frost          Vice President and          December 14, 2000
------------------------------     Trustee
Patricia Louise Frost


*Gary L. Sundem                    Trustee                     December 14, 2000
------------------------------
Gary L. Sundem


*James E. Diamond, Jr.             Trustee                     December 14, 2000
------------------------------
James E. Diamond, Jr.


*John W. Ferris                    Trustee                     December 14, 2000
------------------------------
John W. Ferris


* By  /s/ J. Glenn Haber
      ------------------------
      J. Glenn Haber, Attorney-in-Fact
      under powers of attorney as filed
      with Post-Effective Amendment No. 1
      to the Registration Statement.